UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 16, 2013

PINNACLE ENTERTAINMENT, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-13641	95-3667491
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8918 Spanish Ridge Avenue, Las Vegas, Nevada	89148
(Address of principal executive offices)	(Zip Code)

Registrant’s Telephone Number, including area code: (702) 541-7777

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

On July 15, 2013, Pinnacle Entertainment, Inc., a Delaware corporation (the “Company”), announced that the Company intends to seek commitments for a new senior secured credit facility that will replace the existing senior credit facilities of the Company and Ameristar Casinos, Inc. (“Ameristar”) upon the consummation of the Company’s pending acquisition of Ameristar. In connection with such efforts, the Company will be making a slide presentation to prospective lenders on July 16, 2013. Certain of the lender presentation slides are furnished as Exhibit 99.1 to this Current Report on Form 8-K. Completion of the acquisition remains subject to approvals by regulatory authorities and other customary closing conditions. There can be no assurance that the contemplated financing or the acquisition will be completed.

The information contained in the presentation is summary information that is intended to be considered in the context of the Company’s and Ameristar’s Securities and Exchange Commission (“SEC”) filings and other public announcements. The Company undertakes no duty or obligation to publicly update or revise this information.

The Company’s presentation, in addition to containing results that are determined in accordance with accounting principles generally accepted in the United States of America (“GAAP”), contains certain “non-GAAP financial measures” as that term is defined by the rules and regulations of the SEC. The non-GAAP financial measures used in the presentation should not be considered in isolation of, as a substitute for, or superior to, financial information prepared in accordance with GAAP. The non-GAAP financial measures as defined in the presentation may differ from similarly titled measures presented by other companies. The non-GAAP financial measures, as well as other information in the presentation, should be read in conjunction with the Company’s and Ameristar’s financial statements filed with the SEC.

Additionally, the presentation contains “forward-looking statements” within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. These statements are based upon management’s current expectations, assumptions and estimates and are not guarantees of future results or performance. Actual results may differ materially from those contemplated in these statements due to a variety of risks and uncertainties and other factors, as discussed further in the presentation.

The information in this Item 7.01, including Exhibit 99.1, is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in this Item 7.01 and Exhibit 99.1 shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended (the “Securities Act”). By filing this Current Report on Form 8-K and furnishing the information contained herein, including Exhibit 99.1, the Company makes no admission as to the materiality of any such information.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

99.1	Lender presentation slides

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PINNACLE ENTERTAINMENT, INC.
(Registrant)

Date: July 16, 2013	By:	/s/ Elliot D. Hoops
Elliot D. Hoops Vice President and Legal Counsel

INDEX TO EXHIBITS

Exhibit Number	Description

99.1	Lender presentation slides